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           CONSECO STRATEGIC INCOME FUND

                        December 31, 2000

                       SEMI-ANNUAL REPORT

CONSECO STRATEGIC INCOME FUND                    Semi-Annual Shareholder Report
-------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REVIEW                                    December 31, 2000

   As measured by The Merrill Lynch High Yield Index, the high-yield market experienced its worst investment performance since the benchmark was initiated in 1987. Year 2000 also became the third consecutive subpar year for high-yield investors.

   Despite the difficult environment, the Conseco Strategic Income Fund was able to outperform its peer group average by 78 basis points over the six-month period ending December 31, 2000. Here's a brief summary of what happened in the marketplace that helped drive down prices and high-yield investment performance.

   In essence, the high-yield market experienced both technical pressures (more money leaving than coming into the market) and weakening fundamentals--most notably, ongoing Federal Reserve interest-rate tightenings and rising default rates. These events combined to create an environment too tough for the market to absorb and overcome.

   After falling to a near record low in 1998, the global high-yield default rate, according to Moody's Investors Service, tripled, increasing from slightly more than 2.0% in 1998 to more than 6.0% in 2000. The U.S. domestic high yield default rate was even higher, reaching more than 7.0%.

   Consequently, the high-yield market experienced a net outflow of almost $6 billion in mutual fund assets--the first net annual outflow since 1990. In addition, according to Merrill Lynch, 2000 brought the highest net outflow of assets since Investment Company Institute began recording high-yield funds as a separate category of mutual funds in 1984.

   There are signs that the high yield market reached its nadir last year and we are optimistic about future returns. Consequently, we believe the high-yield market--and the Fund--are poised for a solid year in terms of total return.

   Our outlook is based on the belief that with spreads-to-treasuries at their second-widest level since the 1987, the market is over-compensating for the expectation of rising default rates.

   Additionally, as we went to press with this report, the Federal Reserve had already lowered interest rates by a full point and at least one more cut is expected. Investment flows into the high-yield market also have turned positive--a harbinger of a stronger technical backdrop.

   The Fund's near-term focus is to maintain a diversified pool of high-yield corporate credits while taking advantage of select credits that--in our view--are trading at levels well below their intrinsic value.



Robert L. Cook, CFA
Vice President
Co-Portfolio Manager
Conseco Capital Management, Inc.

R. Anthony Jasinski, CFA
Vice President
Co-Portfolio Manager
Conseco Capital Management, Inc.
                                                                               1

                          CONSECO STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2000
                                   (UNAUDITED)

     SHARES OR
  PRINCIPAL AMOUNT                                                                VALUE
--------------------                                                           -----------
CORPORATE BONDS (123.6%)

AMUSEMENT AND RECREATION SERVICES (9.6%)
    725,000  Boca Resorts, Inc., 9.875%, due 04/15/2009........................ $  670,625
    935,000  Boyd Gaming Corp., 9.500%, due 07/15/2007.........................    832,150
  1,300,000  Mirage Resorts, Inc., 6.750%, due 02/01/2008......................  1,216,119
  1,000,000  Six Flags, Inc., 9.250%, due 04/01/2006...........................    965,000
  1,000,000  Six Flags, Inc., 9.750%, due 06/15/2007...........................    975,000
    950,000  Station Casinos, Inc., 9.875%, due 07/01/2010 ....................    979,687
    760,000  Trump Atlantic City Associates, 11.250%, due 05/01/2006...........    501,600
                                                                               -----------
                                                                                 6,140,181
                                                                               -----------
BUILDING CONSTRUCTION, GENERAL CONTRACTORS AND OPERATIVE BUILDERS (2.6%)
  1,800,000  D.R. Horton, Inc., 9.750%, due 09/15/2010.........................  1,701,000
                                                                               -----------
BUSINESS SERVICES (0.6%)
    200,000  Exodus Communications, Inc., 11.625%, due 07/15/2010,
               (a) Cost--$200,000; Acquired--06/28/2000 .......................    179,000
    730,000  PSInet, Inc., 11.000%, due 08/01/2009.............................    193,450
                                                                               -----------
                                                                                   372,450
                                                                               -----------
CABLE AND OTHER PAY TELEVISION STATIONS (15.8%)
    990,000  British Sky Broadcasting, 8.200%, due 07/15/2009..................    938,088
    707,000  Cable Satisfaction International, Inc., 12.750%, due 03/01/2010...    378,245
  1,000,000  Charter Communications Holdings LLC, 8.625%, due 04/01/2009.......    912,500
    700,000  Classic Cable, Inc., 10.500%, due 03/01/2010......................    318,500
  3,000,000  Coaxial Communications of Central Ohio, Inc.,
               10.000%, due 08/15/2006.........................................  2,868,750
  3,170,000  CSC Holdings, Inc., 9.875%, due 02/15/2013........................  3,265,100
    720,000  Insight Midwest, 10.500%, due 11/01/2010,
               (a) Cost--$709,271; Acquired--11/01/2000........................    750,600
  1,050,000  Northland Cable Television, Inc., 10.250%, due 11/15/2007.........    708,750
                                                                               -----------
                                                                                10,140,533
                                                                               -----------
CHEMICALS AND ALLIED PRODUCTS (5.1%)
    395,000  Agricultural Minerals & Chemicals, Inc., 10.750%, due 09/30/2003..    250,825
    750,000  Huntsman ICI Chemicals LLC, 10.125%, due 07/01/2009...............    733,125
  2,325,000  Lyondell Chemical Co., Series A, 9.625%, due 05/01/2007...........  2,261,063
  1,000,000  Styling Technology Corp., 10.875%, due 07/01/2008, (f)............     35,000
                                                                               -----------
                                                                                 3,280,013
                                                                               -----------
COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE (2.9%)
  1,075,000  Crown Castle International Corp., 10.750%, due 08/01/2011.........  1,123,375
    750,000  Telecorp PCS, Inc., 10.625%, due 07/15/2010.......................    765,000
                                                                                ----------
                                                                                 1,888,375
                                                                                ----------
COMMUNICATIONS SERVICES (3.2%)
  1,080,000  EchoStar DBS Corp., 9.375%, due 02/01/2009....................... . 1,053,000
  1,000,000  Spectrasite Holdings, 12.500%, due 11/15/2010,
               (a) Cost--$959,674; Acquired--12/15/2000........................    997,500
                                                                               -----------
                                                                                 2,050,500
                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

                                                       2000 SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------
                          CONSECO STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2000
                                   (UNAUDITED)


     SHARES OR
  PRINCIPAL AMOUNT                                                                          VALUE
------------------                                                                       -----------



DEPOSITORY INSTITUTIONS (2.1%)
  1,370,000  Sovereign Bancorp, Inc., 10.500%, due 11/15/2006.............................$ 1,356,300
                                                                                         ------------
ELECTRIC, GAS, WATER, COGENERATION, SANITARY SERVICES (13.9%)
    520,000  AES Corp., 8.750%, due 12/15/2002............................................    524,550
  1,800,000  AES Corp., 9.500%, due 06/01/2009............................................  1,872,000
    690,000  AES Corp., 9.375%, due 09/15/2010............................................    708,975
    940,000  Allied Waste Industries, Inc., Series B, 7.875%, due 01/01/2009..............    876,550
  1,000,000  Calpine Corp., 8.625%, due 08/15/2010........................................    970,045
    935,000  CMS Energy Corp., 9.875%, due 10/15/2007.....................................    975,219
    500,000  GNI Group, Inc., Series B, 10.875%, due 07/15/2005, (f)......................     52,500
  2,000,000  PSEG Energy Holdings, 9.125%, due 02/10/2004.................................  2,052,646
    925,000  Waste Management, Inc., 7.000%, due 10/15/2006...............................    891,359
                                                                                           ----------
                                                                                            8,923,844
                                                                                           ----------
ELECTRONIC, OTHER ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (1.4%)
    950,000  Alamosa PCS Holdings, Inc., STEP (b) 0.000%/12.875%, due 02/15/2010..........    446,500
    500,000  Level 3 Communications, 11.000%, due 03/15/2008..............................    442,500
                                                                                           ----------
                                                                                              889,000
                                                                                           ----------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY AND TRANSPORTATION EQUIPMENT (1.4%)
    900,000  U.S. Can Corp., 12.375%, due 10/01/2010,
               (a) Cost--$909,450; Acquired--09/26/2000..................................     891,000
                                                                                           ----------
FURNITURE AND FIXTURES (2.5%)
  1,800,000  Lear Corp., Series B, 8.110%, due 05/15/2009.................................  1,638,382
                                                                                           ----------
HEALTH SERVICES (5.6%)
  1,425,000  HCA-The Healthcare Co., 8.750%, due 09/01/2010...............................  1,507,211
    565,000  HEALTHSOUTH Corp, 6.875%, due 06/15/2005.....................................    532,991
    470,000  HEALTHSOUTH Corp, 10.750%, due 10/01/2008,
               (a) Cost--$466,978; Acquired--09/25/2000...................................    494,308
  1,000,000  Tenet Healthcare Corp., Series B, 9.250%, due 09/01/2010.....................  1,091,250
                                                                                           ----------
                                                                                            3,625,760
                                                                                           ----------
HOTELS, OTHER LODGING PLACES (6.0%)
  2,000,000  HMH Properties, Inc., 7.875%, due 08/01/2008.................................. 1,930,000
  1,800,000  Park Place Entertainment, 8.875%, due 09/15/2008.............................. 1,827,000
  2,000,000  Signature Resorts, Inc., 9.750%, due 10/01/2007, (f)..........................   110,000
                                                                                           ----------
                                                                                            3,867,000
                                                                                           ----------

METAL MINING (1.9%)
  1,340,000  Golden Northwest Aluminum, Inc., 12.000%, due 12/15/2006....................   1,212,700
                                                                                           ----------

MISCELLANEOUS MANUFACTURING INDUSTRIES (1.2%)
    760,000  International Game Technology, 8.375%, due 05/15/2009.........................   761,900
                                                                                           ----------
NON-DEPOSITORY CREDIT INSTITUTIONS (1.3%)
   1,000,000 Metris Companies, Inc., 10.125%, due 07/15/2006...............................   855,000
                                                                                           ----------

OFFICE MACHINES (0.5%)
  2,100,000  Dictaphone Corp., 11.750%, due 08/01/2005, (f)................................   325,500
                                                                                           ----------

   The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------

                          CONSECO STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2000
                                   (UNAUDITED)


     SHARES OR
  PRINCIPAL AMOUNT                                                                VALUE
 ----------------                                                              -----------
OIL AND GAS EXTRACTION (15.5%)
  2,250,000  Chespeake Energy Corp, Series B, 9.625%, due 05/01/2005...........  2,325,937
  1,000,000  Cliffs Drilling Co., Series B, 10.250%, due 05/15/2003............  1,018,750
    955,000  Ocean Energy, Inc,. Series B, 8.875%, due 07/15/2007..............    988,425
    840,000  Parker Drilling Co., Series D, 9.750%, due 11/15/2006.............    848,400
  2,000,000  Pride Petroleum Services, Inc., 9.375%, due 05/01/2007............  2,070,000
  2,000,000  R&B Falcon Corp., 11.375%, due 03/15/2009.........................  2,320,000
    360,000  Triton Energy Ltd., 8.875%, due 10/01/2007........................    365,850
                                                                                ----------
                                                                                 9,937,362
                                                                                ----------

PAPER AND ALLIED PRODUCTS (1.3%)
    800,000  Stone Container Finance Co., 11.500%, due 08/15/2006,
               (a) Cost--$825,884; Acquired--12/19/2000...... .................    832,000
                                                                                ----------

PERSONAL SERVICES (0.8%)
    945,000  Service Corp. International, 6.875%, due 10/01/2007...............    505,575
                                                                                ----------

PHONE COMMUNICATIONS, EXCEPT RADIOTELEPHONE (9.1%)
    980,000  Allegiance Telecom, Inc., 12.875%, due 05/15/2008.................    960,400
  1,665,000  Global Crossing Holding Ltd., 9.125%, due 11/15/2006..............  1,602,563
  2,085,000  ICG Holdings, Inc., STEP (b) 0.000%/12.500%, due 05/01/2006, (f)..    239,775
    940,000  NEXTLINK Communications, Inc., 10.750%, due 11/15/2008............    780,200
  1,250,000  Williams Communications Group, Inc., 11.875%, due 08/01/2010......    968,750
  2,000,000  Winstar Communications, Inc., 12.750%, due 04/15/2010.............  1,330,000
                                                                                ----------
                                                                                 5,881,688
                                                                                ----------

PRIMARY METAL INDUSTRIES (4.5%)
  2,800,000  NS Group, Inc., 13.500%, due 07/15/2003...........................  2,884,000
                                                                                ----------

RADIOTELEPHONE COMMUNICATIONS (7.8%)
    910,000  McLeodUSA, Inc., 9.500%, due 11/01/2008...........................    832,650
  2,000,000  Microcell Telecommunications, Inc., Series B, STEP
               (b) 0.000%/14.000%, due 06/01/2006............................... 1,920,000
  1,080,000  Rogers Cantel, Inc., 9.375%, due 06/01/2008.......................  1,117,800
  1,074,590  Voicestream Wireless Corp., 10.375%, due 11/15/2009...............  1,156,527
                                                                                ----------
                                                                                 5,026,977
                                                                                ----------

REAL ESTATE INVESTMENT TRUST (1.1%)
     750,000 FelCor Lodging LP, 7.375%, due 10/01/2004.........................    706,969
                                                                                ----------

TELEVISION AND RADIO BROADCASTING STATIONS (1.1%)
    775,000  Sinclair Broadcast Group, Inc., 8.750%, due 12/15/2007............    697,500
                                                                                ----------

TRANSPORTATION BY AIR (2.2%)
     750,000  Amtran, Inc., 9.625%, due 12/15/2005.............................    626,250
     760,000  United Air Lines, Inc., 9.000%, due 12/15/2003...................    780,313
                                                                                ----------
                                                                                 1,406,563
                                                                                ----------

WHOLESALE TRADE--DURABLE GOODS (1.1%)
    775,000  Fisher Scienctific International, Inc., 9.000%, due 02/01/2008....    722,687
                                                                                ----------



   The accompanying notes are an integral part of these financial statements.

                                                        2000 SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------

                          CONSECO STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2000
                                   (UNAUDITED)



     SHARES OR
  PRINCIPAL AMOUNT                                                                 VALUE
------------------                                                              -----------
WHOLESALE TRADE--NON-DURABLE GOODS (1.5%)
    765,000  Royster-Clark, Inc., 10.250%, due 04/01/20009......................$  539,325
    720,000  Terra Industries, Inc., Series B, 10.500%, due 06/15/2005..........   421,200
                                                                                ----------
                                                                                   960,525
                                                                                ----------
             TOTAL CORPORATE BONDS (COST $87,656,113)...........................79,481,284
                                                                                ----------


COMMON STOCK (0.0%)

CABLE AND OTHER PAY TELEVISION STATIONS (0.0%)
      6,000  Classic Communications, Inc (c)....................................    12,750
                                                                                ----------
             TOTAL COMMON STOCK (COST $0).......................................    12,750
                                                                                ----------

PREFERRED STOCK (4.0%)

COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE (2.7%)
      1,000  Benedek Communications Corp., PIK (e), 11.500%.....................   491,250
      1,231  Nextel Communications, Inc., Series D, PIK (e), 13.000%............ 1,190,993
                                                                                ----------
                                                                                 1,682,243
                                                                                ----------

RADIOTELEPHONE COMMUNICATIONS (1.3%)
       1,057 Rural Cellular Corp., Series B, PIK (e), 11.375%...................   848,242
                                                                                ----------

             TOTAL PREFERRED STOCK (COST $3,534,692)............................ 2,530,485
                                                                                ----------


WARRANTS (0.0%)

AMUSEMENT AND RECREATION SERVICES (0.0%)
      3,300  Park 'N View, Inc., expire 05/15/2008..............................         3
                                                                                ----------

CABLE AND OTHER PAY TELEVISION STATIONS (0.0%)
         707 Cable Satisfaction International, Inc., expire 03/01/2005..........     7,424
                                                                                ----------

TEXTILE MILL PRODUCTS (0.0%)
     54,117  Tultex Corp., expire 04/15/2007....................................        54
     27,058  Tultex Corp., expire 04/15/2007....................................        27
                                                                                ----------
                                                                                        81
                                                                                ----------
             TOTAL WARRANTS (COST $16,846)......................................     7,508
                                                                                ----------

SHORT-TERM INVESTMENTS (7.0%)

COMMERCIAL PAPER (5.9%)

STONE, CLAY, GLASS & CONCRETE PRODUCTS (5.9%)
  3,800,000  Newell Company, Inc., 6.550%, due 01/02/2001....................... 3,799,309
                                                                                ----------



   The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------

                          CONSECO STRATEGIC INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2000
                                   (UNAUDITED)


     SHARES OR
  PRINCIPAL AMOUNT                                                               VALUE
------------------                                                             ----------



UNITED STATES SHORT-TERM OBLIGATIONS (1.1%)
 701,346      Temporary Investment Fund, Inc. --
               Temp Cash Portfolio..............................................$     701,346
                                                                                -------------
             TOTAL SHORT-TERM INVESTMENTS (COST $4,500,655).....................    4,500,655
                                                                                -------------

             TOTAL INVESTMENTS (134.6%) (COST $95,708,306) (d)..................   86,532,682
                                                                                -------------
             LIABILITIES IN EXCESS OF OTHER ASSETS (34.6%)......................  (22,237,931)
                                                                                -------------
             TOTAL NET ASSETS (100.0%)..........................................  $64,294,751
                                                                               ==============

-------------------------------------------------------------------------------
(a)  Restricted under Rule 144A of the Securities Act of 1933.
(b) STEP-- Bonds where the coupon increases or steps up at a predetermined rate.
(c)  Non-income producing.
(d)  Aggregate cost for Federal income tax purposes is $95,726,738.
     The aggregate gross unrealized appreciation (depreciation)
        for all securities is as follows:
        Excess of market value over tax cost ................ $ 1,725,863
        Excess of tax cost over market value ................ (10,919,919)
                                                             -------------
                                                             ($ 9,194,056)
                                                             =============


 (e)  PIK-- Payment in kind.
 (f)  Company in bankruptcy proceedings.




   The accompanying notes are an integral part of these financial statements.

                                                         2000 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
                          CONSECO STRATEGICINCOME FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000
                                   (UNAUDITED)

------------------------------------------------------------------------------------
Assets:
       Investments at cost..............................................$ 95,708,306
------------------------------------------------------------------------------------
       Investments at value.............................................  86,532,682
       Interest receivable..............................................   2,097,691
       Other assets.....................................................       1,641
------------------------------------------------------------------------------------
           Total assets.................................................  88,632,014
------------------------------------------------------------------------------------

Liabilities and Net Assets:
       Payable to Conseco, Inc. and subsidiaries........................      73,847
       Accrued expenses.................................................      31,920
       Distribution payable.............................................     505,412
       Interest payable.................................................     144,178
       Payable for securities purchased.................................     532,712
       Line of credit payable...........................................  23,049,194
------------------------------------------------------------------------------------
           Total liabilities............................................  24,337,263
------------------------------------------------------------------------------------
           Net assets...................................................$ 64,294,751
------------------------------------------------------------------------------------

Net assets consist of:..................................................
       Capital stock, $0.001 par value (unlimited shares of beneficial
          interest authorized)..........................................   $   6,757
       Paid-in capital.................................................. 100,464,107
       Distributions in excess of net investment income.................    (181,484)
       Accumulated net realized loss on investments..................... (26,819,004)
       Net unrealized depreciation on investments.......................  (9,175,625)
------------------------------------------------------------------------------------
           Net assets...................................................$ 64,294,751
------------------------------------------------------------------------------------

Shares outstanding......................................................   6,756,843
Net asset value per share...............................................    $   9.52
------------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------

                          CONSECO STRATEGICINCOME FUND
                             STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2000
                                   (UNAUDITED)
-------------------------------------------------------------------------------


----------------------------------------------------------------------------------
Investment Income:
       Interest (less provision for uncollectible accounts of $38,474)$  4,850,565
       Dividends......................................................     444,224
----------------------------------------------------------------------------------
           Total investment income....................................   5,294,789
----------------------------------------------------------------------------------

Expenses:
       Investment advisory fees.......................................     421,778
       Shareholders service fees......................................      46,864
       Administration fees............................................      45,371
       Trustees' fees.................................................      36,525
       Transfer agent fees............................................      25,744
       Reports-- printing.............................................      16,436
       Audit fees.....................................................       9,429
       Registration and filing fees...................................       8,129
       Custodian fees.................................................       6,558
       Legal fees.....................................................       1,035
       Other..........................................................       7,257
----------------------------------------------------------------------------------
           Total expenses before interest expense.....................     625,126
----------------------------------------------------------------------------------

       Interest expense...............................................     869,822
----------------------------------------------------------------------------------
           Total expenses.............................................   1,494,948
----------------------------------------------------------------------------------
           Net investment income......................................   3,799,841
----------------------------------------------------------------------------------


Net realized and unrealized gains (losses) on investments:
           Net realized losses on sales of investments................ (13,319,696)
           Net change in unrealized appreciation or depreciation of
             investments..............................................   2,373,350
-----------------------------------------------------------------------------------
       Net realized and unrealized gains (losses) on investments...... (10,946,346)
-----------------------------------------------------------------------------------
Net decrease in net assets from operations............................$ (7,146,505)
-----------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

                                                        2000 SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------
                          CONSECO STRATEGIC INCOME FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                           FOR THE SIX
                                                                           MONTHS ENDED        FOR THE YEAR
                                                                         DECEMBER 31, 2000        ENDED
                                                                            (UNAUDITED)       JUNE 30, 2000
-----------------------------------------------------------------------------------------------------------
Operations:
       Net investment income............................................... $ 3,799,841       $ 9,477,469
       Net realized losses on sales of investments......................... (13,319,696)       (8,651,022)
       Net change in unrealized appreciation or depreciation of investments   2,373,350        (4,017,673)
-----------------------------------------------------------------------------------------------------------
           Net decrease from operations....................................  (7,146,505)       (3,191,226)
-----------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
       Net investment income...............................................  (3,869,796)       (9,587,848)
-----------------------------------------------------------------------------------------------------------
           Net decrease from distributions.................................  (3,869,796)       (9,587,848)
-----------------------------------------------------------------------------------------------------------
Capital Share Transactions:
       Reinvestment of distributions
           (including $967 and $10,876 paid to Conseco, Inc.)..............      56,482           208,609
-----------------------------------------------------------------------------------------------------------
           Net increase from capital share transactions....................      56,482           208,609
-----------------------------------------------------------------------------------------------------------
           Total decrease in net assets.................................... (10,959,819)      (12,570,465)
-----------------------------------------------------------------------------------------------------------
Net assets:
       Beginning of period.................................................  75,254,570        87,825,035
       End of period ......................................................$ 64,294,751       $75,254,570
===========================================================================================================
Share data:
       Reinvestment of distributions.......................................       5,240            16,233
-----------------------------------------------------------------------------------------------------------
           Net increase....................................................       5,240            16,233
-----------------------------------------------------------------------------------------------------------
       Shares outstanding:
           Beginning of period.............................................   6,751,603         6,735,370
           End of period...................................................   6,756,843         6,751,603
===========================================================================================================

   The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------
                          CONSECO STRATEGIC INCOME FUND
                              FINANCIAL HIGHLIGHTS



                                                            FOR THE SIX MONTHS
                                                                   ENDED                   FOR THE                  FOR THE
                                                             DECEMBER 31, 2000           YEAR ENDED              PERIOD ENDED
                                                                (UNAUDITED)             JUNE 30, 2000          JUNE 30, 1999 (g)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period ..........          $11.15                  $13.04                  $14.88 (a)
Income from investment operations (b):
       Net investment income.............................            0.56                    1.40                    1.29
       Net realized losses and change in unrealized
         appreciation or depreciationon on investments...           (1.62)                  (1.87)                  (1.84)
-------------------------------------------------------------------------------------------------------------------------
           Total from investment operations..............           (1.06)                  (0.47)                  (0.55)
-------------------------------------------------------------------------------------------------------------------------
Distributions:
       Net investment income.............................           (0.57)                  (1.42)                  (1.29)
-------------------------------------------------------------------------------------------------------------------------
           Total distributions...........................           (0.57)                  (1.42)                  (1.29)
-------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period.................           $9.52                  $11.15                  $13.04
-------------------------------------------------------------------------------------------------------------------------

Per share market value, end of period....................         $8.6875                $10.3125                $12.9375
-------------------------------------------------------------------------------------------------------------------------

Total return (c)(d)......................................          (28.55%)                 (9.44%)                 (5.06%)
-------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
       Net assets (dollars in thousands), end of period...        $64,295                 $75,255                 $87,825
       Ratio of expenses to average net assets (e)........           4.24%                   3.80%                   2.74%
       Ratio of operating expenses to average
           net assets (e) (f).............................           1.77%                   1.64%                   1.59%
       Ratio of net investment income to average
           net assets (e).................................          10.77%                  11.48%                  10.24%
       Portfolio turnover (d).............................          79.79%                 118.92%                 129.87%


--------------------

(a) Initial public offering price of $15.00 per share less offering costs of $0.12 per share.

(b) Per share amounts presented are based on an average of monthly shares outstanding throughout the period indicated.

(c) Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported except for the period ended June 30, 1999, total return is based on a beginning of period price of $14.88 (initial offering price of $15.00 less offering costs of $0.12 per share). Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(d)  Not annualized for periods of less than one year.

(e)  Annualized for periods of less than one year.

(f)  Excluding interest expense.

(g) For the period July 31, 1998 (commencement of operations) through June 30, 1999.


   The accompanying notes are an integral part of these financial statements.

                                                         2000 SEMI-ANNUAL REPORT
-------------------------------------------------------------------------------
                          CONSECO STRATEGIC INCOME FUND
                             STATEMENT OF CASH FLOWS


                                                                FOR THE
                                                           SIX MONTHS ENDED      FOR THE
                                                           DECEMBER 31, 2000   YEAR ENDED
                                                              (UNAUDITED)     JUNE 30, 2000
============================================================================================
CASH FLOWS FROM OPERATING ACTIVITIES:
    Investment income......................................$  4,872,086        $  10,589,691
    Interest expense paid..................................  (1,030,152)          (1,564,278)
    Operating expenses paid................................    (635,556)          (1,401,114)
--------------------------------------------------------------------------------------------
        Net cash provided by operating activities..........   3,206,378            7,624,299
--------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Proceeds from sales of investments.....................  74,676,646          133,394,451
    Purchases of investments............................... (71,313,644)        (124,869,906)
    Net increase in short-term investments.................  (2,495,754)          (1,822,080)
---------------------------------------------------------------------------------------------
        Net cash provided by investing activities..........     867,248            6,702,465
---------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash distributions paid (net of reinvestment of
        $56,483 and $208,609 respectively).................  (4,122,820)          (9,326,764)
    Net increase (decrease) in loans outstanding...........      49,194           (5,000,000)
---------------------------------------------------------------------------------------------
        Net cash used for financing activities.............  (4,073,626)         (14,326,764)
---------------------------------------------------------------------------------------------
        Net increase (decrease) in cash....................          --                   --
        Cash at beginning of period........................          --                   --
--------------------------------------------------------------------------------------------
        Cash at end of period..............................          --                   --
============================================================================================
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
    Net investment income...................................$ 3,799,841        $   9,477,469
    Net decrease in interest and dividends receivable.......    269,340               99,455
    Net (increase) decrease in other assets.................      7,164                 (628)
    Net decrease in payable to Conseco, Inc and subsidiaries     (7,469)             (14,508)
    Net decrease in accrued expenses........................    (10,125)             (29,091)
    Net increase (decrease) in interest payable.............   (160,330)             219,575
    Accretion and amortization of discounts and premiums....   (692,043)          (2,127,973)
---------------------------------------------------------------------------------------------
        Net cash provided by operating activities...........$ 3,206,378        $   7,624,299
=============================================================================================

   The accompanying notes are an integral part of these financial statements.

-------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (UNAUDITED)


1. ORGANIZATION

     The Conseco Strategic Income Fund (the "Fund") was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 2, 1998 and commenced operations on July 31, 1998. The Fund is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a closed-end, non-diversified management investment company. Prior to commencing its operations on July 31, 1998, the Fund had no activities other than the sale of 6,667 shares of common stock to Conseco, Inc. ("Conseco") on July 15, 1998. At December 31, 2000, Conseco owned 8,800 shares of the Fund's common stock. Conseco is a publicly owned financial services company that develops, markets and administers insurance, investment and lending products.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION, TRANSACTIONS,
AND RELATED INVESTMENT INCOME

     Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. The Fund did not hold any investments which are restricted as to resale, except bonds with a cost of $4,071,257 and a market value of $4,144,408, all of which are eligible for resale under Rule 144A of the Securities Act of 1933. These securities represent 4.79% of the total investments of the Fund. These securities may be resold to qualified institutional buyers in transactions exempt from registration.

     Investments are stated at market value in the accompanying financial statements. In valuing the Fund's assets, securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued by third party pricing services. Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Board of Trustees. Debt securities purchased with maturities of sixty days or less may be valued at amortized cost.

     Investments held by the Fund may be purchased with accrued interest or accrue interest during the period the investment is owned by the Fund. If an investment owned by the Fund experiences a default and has accrued interest from purchase or has recorded accrued interest during the period it is owned, the Fund's policy is to cease interest accruals from the time the investments are traded as "flat" in the market. The Fund will evaluate whether any provision for purchased accrued interest and previously recorded interest is necessary on an investment by investment basis. For the six months ended December 31, 2000, the Fund provided for $38,474 of accrued interest.

DISTRIBUTION OF INCOME AND GAINS

     The Fund intends to distribute monthly to shareholders substantially all of its net investment income and to distribute, at least annually, any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). However, the Board of Trustees may decide to declare dividends at other intervals.

FEDERAL INCOME TAXES

     For federal income tax purposes, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

     At June 30, 2000, the Fund had a total capital loss carryover of $7,637,352 which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. The capital loss carryover of $990,224 will expire in 2007 and the remainder of $6,647,128 in 2008.

     The Fund's realized capital losses incurred after October 31, 1999, through June 30, 2000, are deemed to arise on the first business day of the following year. The Fund incurred and elected to defer such realized capital losses of approximately $5,796,956.

EXPENSES

     The Fund pays expenses of Trustees who are not affiliated persons of the Fund or Conseco Capital Management, Inc. (the "Adviser" and "Administrator"), a wholly owned subsidiary of Conseco. The Fund pays each of its Trustees who are not a Trustee, officer or employee of the Adviser, the Administrator or any affiliate thereof an annual fee of $7,500 plus $1,500 for each Board of Trustees meeting attended. In addition, the Board Chairman receives an additional $375 for each meeting attended. The Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as

                                                         2000 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
                                DECEMBER 31, 2000
                                   (UNAUDITED)

of the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT

     The Adviser serves as the Investment Manager and Administrator to the Fund under the terms of the Investment Management Agreement. The Adviser supervises the Fund's management and investment program, performs a variety of services in connection with management and operation of the Fund and pays all compensation of officers and Trustees of the Fund who are affiliated persons of the Adviser or the Fund. As compensation for its services to the Fund, the Fund has agreed to pay the Adviser a monthly investment management and administration fee equal to an annual rate of 0.90 percent of the value of the average weekly value of the total assets of the Fund less the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the "Managed Assets"). The total fees incurred for such services for the six months ended December 31, 2000 were $421,778.

SHAREHOLDER SERVICING AGREEMENT

     Conseco Services, LLC, a wholly-owned subsidiary of Conseco, acts as the Shareholder Servicing Agent to the Fund under the Shareholder Service Agreement. As compensation for its services, the Fund has agreed to pay Conseco Services, LLC a monthly shareholder servicing fee equal to an annual rate of 0.10 percent of the Managed Assets. The total fees incurred for such services for the six months ended December 31, 2000 were $46,864.

4. ADMINISTRATION AGREEMENT

     The Fund contracted for certain administration services with PFPC Inc. ("PFPC"). For its services, PFPC receives a monthly fee equal to an annual rate of 0.105 percent of the first $250 million of average weekly net assets; 0.08 percent of the next $250 million of average weekly net assets; 0.055 percent of the next $250 million of average weekly net assets; and 0.035 percent of average weekly net assets in excess of $750 million, subject to a minimum monthly charge. The total fees incurred for such services for the six months ended December 31, 2000 were $45,371.

5. PORTFOLIO ACTIVITY

     Purchases and sales of securities other than short-term obligations aggregated $70,846,356 and $74,676,646, respectively, for the six months ended December 31, 2000.

6. INDEBTEDNESS

     The Fund expects to utilize financial leverage through borrowings, including the issuance of debt securities, preferred shares or through other transactions, such as reverse repurchase agreements, which have the effect of financial leverage. There can be no assurance that a leveraging strategy will be successful during any period during which it is used. The Fund intends to utilize leverage to provide the shareholders with a potentially higher return. Leverage creates risks for the shareholders including the likelihood of greater volatility of net asset value and market price of the shares and the risk of fluctuations in interest rates on borrowings.

LOAN AGREEMENT

     On October 2, 1998, the Fund entered into an unsecured $30 million Line of Credit Agreement (the "Agreement") with Bank One Corp. Under the Agreement, the aggregate amount outstanding may not exceed the lower of: (i) $30 million; or
(ii) one-third of the Fund's net asset value plus the amount of all outstanding obligations under the Agreement less the non-performing assets value less 50 percent of the emerging markets securities value. Interest was computed on the London interbank offered rate ("LIBOR") plus a margin of 0.55 percent. Additionally, the Fund was subject to a utilization fee of 0.10 percent per annum on the daily unused portion of the commitment, payable in arrears on each payment date. Under the Agreement, the Fund was required to maintain an asset coverage ratio, as defined in the Agreement, of at least 3:1. The Fund was in compliance with the terms of the agreement. This Agreement was not renewed according to the annual renewal provision.

     The Fund entered into a secured Loan and Pledge Agreement with Custodial Trust Company (the "New Agreement") on October 4, 2000. Under the New Agreement, the aggregate amount of the loans outstanding may not exceed 331/3 percent of total assets (including the amount obtained through leverage). Borrowings bear interest at the Federal Funds Rate plus a margin of 0.75 percent. Interest payments are made monthly. Advances made under the New Agreement are due and payable on demand. The Fund shall maintain a pledge account which gives the Custodial Trust Company as pledgee effective control over fund assets with a collateral value greater than the sum of the outstanding aggregate principal amount of the loans and the interest accrued thereon. The Fund is required to maintain asset coverage, as defined in the New Agreement, of at least 3:1. The Fund was in compliance with the terms of the agreement at December 31, 2000.

     Borrowings at December 31, 2000, totaled $23 million and the interest rate on such borrowings was 7.3125 percent.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (UNAUDITED)

Average daily balance of loans outstanding
  during the six months ended
  December 31, 2000 ........................        $ 23,023,260
Weighted average interest rate
  for the period ...........................                7.49%

Maximum amount of loans outstanding
  at any month-end during the six months
  ended December 31, 2000 ..................        $ 23,049,194
Percentage of total assets ...............                 26.01%

Amount of loans outstanding at
  December 31, 2000 ........................        $ 23,049,194
Percentage of total assets at
  December 31, 2000 ........................               26.01%

                                                         2000 SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Pursuant to the Fund's Automatic Dividend Reinvest Plan ("the DRIP"), unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested in additional shares by PFPC Inc. ("PFPC"), as agent for shareholders in administering the DRIP (the "DRIP Agent"). Shareholders who elect not to participate in the DRIP will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC as dividend disbursing agent. DRIP participants may elect not to participate in the DRIP and to receive all dividends and capital gain distributions in cash by sending written instructions to PFPC, as dividend disbursing agent, at the address set forth below. Participation in the DRIP is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the DRIP Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

     Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as "dividends") payable either in shares or in cash, non-participants in the DRIP will receive cash and participants in the DRIP will receive the equivalent in shares. The shares will be acquired by the DRIP Agent or an independent broker-dealer for the participants' accounts, depending upon the circumstances described below, either: (i) through receipt of additional unissued but authorized shares from the Fund ("newly issued shares"); or (ii) by purchase of outstanding shares on the open market ("open market purchases") on the NYSE or elsewhere. If on the payment date for the dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the DRIP Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value thereof (such condition being referred to herein as "market discount"), the DRIP Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

   In the event of a market discount on the dividend payment date, the DRIP Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis, but no more than 30 days after the dividend payment date, to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the DRIP Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the DRIP Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the DRIP provides that if the DRIP Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the DRIP Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the market discount shifts to a market premium.

     The DRIP Agent maintains all shareholders' accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each DRIP participant will be held on his or her behalf by the DRIP Agent on behalf of the DRIP participant, and each shareholder proxy will include those shares purchased or received pursuant to the DRIP. The DRIP Agent will forward all proxy solicitation materials to participants and vote proxies for shares
held  pursuant  to  the  DRIP  in  accordance  with  the   instructions  of  the
participants.

     In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the DRIP.

     There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash.
However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the DRIP Agents open-market purchases in connection with the reinvestment of dividends.

     The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on the dividends.

     Shareholders participating in the DRIP may receive benefits not available to shareholders not participating in the DRIP.

     If the market price (plus commissions) of the Fund's shares is above their net asset value, participants of the DRIP will

-------------------------------------------------------------------------------
AUTOMATIC DIVIDEND REINVESTMENT PLAN
--(CONTINUED)

     receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price (plus commissions) is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

     Experience under the DRIP may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants in the DRIP, however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

   All correspondence concerning the DRIP should be directed to the DRIP Agent at PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

MANAGEMENT OF THE FUND

   R. Anthony Jasinski, CFA and Robert L. Cook, CFA are the Fund's portfolio managers. Mr. Jasinski came to Conseco Capital Management, Inc. ("CCM") from PPM America where he was a managing director and co-head of fixed income trading. He is a vice president at CCM and will share the responsibility for managing this fund. In addition, he co-manages over $3.0 billion in other high-yield portfolios. Mr. Cook, in 1994, joined CCM as a fixed-income analyst in the high yield arena. In addition to co-managing this fund, he is Director of Research and senior fixed-income securities analyst at CCM.

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                                                                              17

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18

-------------------------------------------------------------------------------

BOARD OF TRUSTEES

WILLIAM P. DAVES, JR.
      Chairman of the Board
      Insurance and healthcare industries
           consultant
      Director, Chairman and CEO, FFG Insurance Co.

MAXWELL E. BUBLITZ, CFA
      President
      President, CEO and Director
           Conseco Capital Management, Inc.
      Senior VP, Conseco, Inc.

GREGORY J. HAHN, CFA
      Senior VP, Portfolio Analytics
           Conseco Capital Management, Inc.

DR. R. JAN LECROY
      Director, Southwest Securities Group, Inc.
      Former President, Dallas Citizens Council

DAVID N. WALTHALL
      Principal, Walthall Asset Management

HAROLD W. HARTLEY, CFA
      Director, Ennis Business Forms, Inc.
      Former Executive VP, Tenneco Financial Services, Inc.

DR. JESS H. PARRISH
      Higher education consultant
      Former President, Midland College

INVESTMENT ADVISER
   Conseco Capital Management, Inc.
   Carmel, IN

TRANSFER AGENT
   PFPC, Inc.
   Wilmington, DE

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP
   Indianapolis, IN

CUSTODIAN
   PFPC Trust Company
   Philadelphia, PA

LEGAL COUNSEL
   Kirkpatrick & Lockhart LLP
   Washington, DC

                          CONSECO STRATEGIC INCOME FUND
                11815 North Pennsylvania Street, Carmel, IN 46032
                                  800-852-4750